SUPPLEMENT DATED JUNE 25, 2003 TO THE STATEMENT
OF ADDITIONAL INFORMATION

DATED MAY 1, 2003

JNL® SERIES TRUST

On page 63, in the schedule for management fees for the following funds should be deleted and replaced in its entirety with the following:

T. Rowe Price/JNL Established Growth Fund....	$0 to $20 million.......................	..45%
	$20 million to $50 million..............	..40%
	$50 million to $200 million.............	..40%*
	Above $200 million......................	..40%
T. Rowe Price/JNL Mid-Cap Growth Fund........	$0 to $20 million.......................	.60%
	$20 million to $50 million..............	.50%
	$50 million to $200 million.............	.50%*
	Above $200 million......................	.50%

This Supplement is dated June 25, 2003.

(To be used with V3180 05/03.)

V5749 06/03